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                                                           EXHIBIT 10(LVIII)(07)


                                             Anlage 6
                                             zum Kooperations- und Liefervertrag






                                 UNSER LEITBILD


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                                   Im Zeichen
                               der Menschlichkeit


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UNSERE GRUNDSATZE
o  Menschlichkeit
o  Unparteilichkeit
o  Neutralitat
o  Unabhangigkeit
o  Freiwilligkeit
o  Einheit
o  Universalitat

UNSER SELBSTVERSTANDNIS

o  ss. 1 DRK-Satzung
o  ss. 2 DRK-Satzung

UNSER LEITSATZ

UNSERE LEITLINIEN

UNSERE FUHRUNGSGRUNDSATZE


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UNSERE GRUNDSATZE

                                        MENSCHLICHKEIT
                                        UNPARTEILICHKEIT
                                        NEUTRALITAT
                                        UNABHANGIGKEIT
                                        FREIWILLIGKEIT
                                        EINHEIT
                                        UNIVERSALIAT


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MENSCHLICHKEIT

Die Internationale Rotkreuz- und Rothalbmondbewegung, entstanden aus dem Willen, den Verwundeten der Schlachtfelder unterschiedslos Hilfe zu leisten, bemuht sich in ihrer nationalen und internationalen Tatigkeit, menschliches Leiden uberall und jederzeit zu verhuten und zu lindern. Sie ist bestrebt, Leben und Gesundheit zu schutzen und der Wurde des Menschen Achtung zu verschaffen. Sie fordert gegenseitiges Verstandnis, Freundschaft, Zusammenarbeit und einen dauerhaften Frieden unter den Volkern.

UNPARTEILICHKEIT

Die Rotkreuz- und Rothalbmondbewegung unterscheidet nicht nach Nationalitat, Rasse, Religion, sozialer Stellung oder politischer Uberzeugung. Sie ist einzig bemuht, den Menschen nach dem MaB ihrer Not zu helfen und dabei den dringendsten FallenVorrang zu geben.




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NEUTRALITAT

Um sich das Vertrauen aller zu bewahren, enthalt sich die Rotkreuz- und Rothalbmondbewegung der Teilnahme an Feindseligkeiten wie auch, zu jeder Zeit, an politischen, rassischen, religiosen oder ideologischen Auseinandersetzungen.

UNABHANGIGKEIT

Die Rotkreuz- und Rothalbmondbewegung ist unabhangig. Wenn auch die Nationalen Gesellschaften den Behorden bei ihrer humanitaren Tatigkeit als
Hilfsgesellschaften zur Seite stehen und den jeweiligen Landesgesetzen unterworfen sind, mussen sie dennoch eine Eigenstandigkeit bewahren, die ihnen gestattet, jederzeit nach den Grundsatzen der Rotkreuz- und Rothalbmondbewegung zu handeln.



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FREIWILLIGKEIT

Die Rotkreuz- und Rothalbmondbewegung verkorpert freiwillige und uneigennutzige Hilfe ohne jedes Gewinnstreben.

EINHEIT

In jedem Land kann es nur eine einzige Nationale Rotkreuz- oder
Rothalbmondgesellschaft geben. Sie muB allen offenstehen und ihre humanitare Tatigkeit im ganzen Gebiet ausuben.

UNIVERSALITAT

Die Rotkreuz- und Rothalbmondbewegung ist weltumfassend. In ihr haben alle Nationalen Gesellschaften gleiche Rechte und die Pflicht, einander zu helfen.


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UNSER SELBSTVERSTANDNIS

SS.1 DRK-SATZUNG

[1] Das Deutsche Rote Kreuz ist die Gesamtheit aller Mitglieder, Verbande, Vereinigungen und Einrichtungen des Roten Kreuzes in der Bundesrepublik Deutschland. Die Mitgliedschaft im Deutschen Roten Kreuz steht ohne Unterschied der Nationalitat, der Rasse, der ethnischen Zugehorigkeit, des Geschlechts, der Religion und der politischen Uberzeugung allen offen, die gewillt sind, bei der Erfullung der Aufgaben des Deutschen Roten Kreuzes mitzuwirken.





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[2] Das Deutsche Rote Kreuz ist die nationale Rotkreuzgesellschaft der
Bundesrepublik Deutschland. Es nimmt die Aufgaben wahr, die sich aus den Genfer Rotkreuz-Abkommen, den Zusatzprotokollen und den Beschlussen der Internationalen Rotkreuz- und Rothalbmond-Konferenzen ergeben. Es achtet auf deren Durchfuhrung im Gebiet der Bundesrepublik Deutschland und vertritt in Wort, Schrift und Tat die Ideen der Nachstenliebe, der Volkerverstandigung und des Friedens. Das Deutsche Rote Kreuz ist von der Bundesregierung und vom Internationalen Komitee vom Roten Kreuz als Nationale Rotkreuz-Gesellschaft im Sinne der Genfer Rotkreuz-Abkommen anerkannt und wirkt im standigen Sanitatsdienst der Bundeswehr unter der Verantwortung der Bundesregierung als freiwillige Hilfsgesellschaft mit.

[3] Das Deutsche Rote Kreuz ist ein anerkannter Spitzenverband der Freien Wohlfahrtspflege. Es nimmt die Interessen derjenigen wahr, die der Hilfe und Unterstutzung bedurfen, um soziale Benachteiligung, Not und menschenunwurdige Situationen zu beseitigen sowie auf die Verbesserung der individuellen, familiaren und sozialen Lebensbedingungen hinzuwirken.




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[4] Das Jugendrotkreuz ist der anerkannte Jugendverband des Deutschen Roten
Kreuzes. Durch seine Erziehungsund Bildungsarbeit fuhrt das Jugendrotkreuz junge Menschen an das Ideengut des Roten Kreuzes heran und tragt zur Verwirklichung seiner Aufgaben bei. Das Jugendrotkreuz vertritt die Interessen der jungen Menschen des Deutschen Roten Kreuzes.

[5] Das Deutsche Rote Kreuz bekennt sich zu den sieben Grundsatzen der Internationalen Rotkreuz- und Rothalbmondbewegung:

o  Menschlichkeit,
o  Unparteilichkeit,
o  Neutralitat,
o  Unabhangigkeit,
o  Freiwilligkeit,
o  Einheit und
o  Universalitat.

Diese Grundsatze sind fur alle Verbande, Vereinigungen und Einrichtungen des Deutschen Roten Kreuzes verbindlich.

Das Deutsche Rote Kreuz ist mit dem Internationalen Komitee vom Roten Kreuz, der Internationalen Foderation der Rotkreuz- und Rothalbmond-Gesellschaften sowie den anderen nationalen Rotkreuz- und Rothalbmond-Gesellschaften ein Teil der Internationalen Rotkreuz- und Rothalbmondbewegung.



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SS.2 DRK-SATZUNG

Das Deutsche Rote Kreuz stellt sich aufgrund seines Selbstverstandnisses und seiner Moglichkeiten folgende Aufgaben:

o Verbreitung der Kenntnisse des humanitaren Volkerrechts sowie der Grundsatze und Ideale der Internationalen Rotkreuz- und
    Rothalbmondbewegung,

o Hilfe fur die Opfer von bewaffneten Konflikten, Naturkatastrophen und anderen Notsituationen,

o Verhutung und Linderung menschlicher Leiden, die sich aus Krankheit, Verletzung, Behinderung oder Benachteiligung ergeben,

o   Forderung der Gesundheit, der Wohlfahrt und der Jugend,

Forderung der Entwicklung nationaler Rotkreuz- und Rothalbmond-Gesellschaften.


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UNSER LEITSATZ

Wir vom Roten Kreuz sind Teil einer weltweiten Gemeinschaft von Menschen in der Internationalen Rotkreuz- und Rothalbmondbewegung, die Opfern von Konflikten und Katastrophen sowie anderen hilfsbedurftigen Menschen unterschiedslos Hilfe gewahrt, allein nach dem MaB ihrer Not.

Im Zeichen der Menschlichkeit setzen wir uns fur das Leben, die Gesundheit, das Wohlergehen, den Schutz, das friedliche Zusammenleben und die Wurde aller Menschen ein.


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UNSERE LEITLINIEN

1. DER HILFEBEDURFTIGE MENSCH

Wir schutzen und helfen dort, wo menschliches Leiden zu verhuten und zu lindern ist.

2. DIE UNPARTEILICHE HILFELEISTUNG

Alle Hilfebedurftigen haben den gleichen Anspruch auf Hilfe, ohne Ansehen der Nationalitat, der Rasse, der Religion, des Geschlechts, der sozialen Stellung oder der politischen Uberzeugung. Wir setzen die verfugbaren Mittel allein nach dem Ma(beta) der Not und der Dringlichkeit der Hilfe ein. Unsere freiwillige Hilfeleistung soll die Selbsthilfekrafte der Hilfebedurftigen wiederherstellen.

3. NEUTRAL IM ZEICHEN DER MENSCHLICHKEIT

Wir sehen uns ausschlieBlich als Helfer und Anwalte der Hilfebedurftigen und enthalten uns zu jeder Zeit der Teilnahme an politischen, rassischen oder religiosen Auseinandersetzungen. Wir sind jedoch nicht bereit, Unmenschlichkeit hinzunehmen, und erheben deshalb, wo geboten, unsere Stimme gegen ihre Ursachen.


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4. DIE MENSCHEN IM ROTEN KREUZ

Wir konnen unseren Auftrag nur erfullen, wenn wir Menschen, insbesondere als unentgeltlich tatige Freiwillige, fur unsere Aufgaben gewinnen. Von ihnen wird unsere Arbeit getragen, namlich von engagierten, fachlich und menschlich qualifizierten, ehrenamtlichen, aber auch von gleichermaBen geeigneten hauptamtlichen Mitarbeiterinnnen und Mitarbeitern, derenVerhaltnis untereinander von Gleichwertigkeit und gegenseitigem Vertrauen gekennzeichnet ist.

5. UNSERE LEISTUNGEN

Wir bieten alle Leistungen an, die zur Erfullung unseres Auftrages erforderlich sind. Sie sollen im Umfang und Qualitat hochsten Anforderungen genugen. Wir konnen Aufgaben nur dann ubernehmen, wenn fachliches Konnen und finanzielle Mittel ausreichend vorhanden sind.

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6. UNSERE STARKEN

Wir sind die Nationale Rotkreuzgesellschaft der Bundesrepublik Deutschland. Wir treten unter einer weltweit wirksamen gemeinsamen Idee mit einheitlichem Erscheinungsbild und in gleicher Struktur auf. Die foderalistische Struktur unseres Verbandes ermoglicht Beweglichkeit und schnelles koordiniertes Handeln. Doch nur die Bundelung unserer Erfahrungen und die gemeinsame Nutzung unserer personellen und materiellen Mittel sichern unsere Leistungsstarke.

7. DAS VERHALTNIS ZU ANDEREN

Zur Erfullung unserer Aufgaben kooperieren wir mit allen Institutionen und Organisationen aus Staat und Gesellschaft, die uns in Erfullung der selbstgesteckten Ziele und Aufgaben behilflich oder nutzlich sein konnen und/oder vergleichbare Zielsetzungen haben. Wir bewahren dabei unsere Unabhangigkeit. Wir stellen uns dem Wettbewerb mit anderen, indem wir die Qualitat unserer Hilfeleistung, aber auch ihre Wirtschaftlichkeit standig verbessern.


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UNSERE FUHRUNGSGRUNDSATZE

1. FUHRUNG GEMAB UNSEREM LEITBILD

Als Fuhrungskrafte identifizieren wir uns vorbehaltlos mit den
Rotkreuzgrundsatzen. Der Dienst am Menschen steht fur uns im Mittelpunkt und ist Ziel unseres Handelns.


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2. FUHRUNG

Fuhrung bedeutet, in Erfullung der Hilfsaufgabe des Roten Kreuzes verantwortungsbewuBt zu planen, zu entscheiden und Auftrage zu erteilen, dabei stets in gebotener Weise zu informieren, wo angebracht, zu delegieren und unsere Aufgabenerfullung zu kontrollieren. Wir pflegen einen kooperativen Fuhrungsstil, der verlangt, auf die unserer Leitung anvertrauten Menschen eingehen und mit ihnen umgehen zu konnen.

3. WER FUHRT, IST VORBILD

Als Fuhrungskrafte zeigen wir ein hohes MaB an Einsatzfreude, Leistungsbereitschaft und Eigeninitiative und konnen diese deshalb von allen anderen Menschen verlangen, die zusammen mit uns an der Aufgabenerfullung des DRK mitwirken. Offener, hoflicher, aber auch einfulsamer Ugang mit unseren Helfern und Mitarbeitern schafft Glaubwurdigkeit und Vertrauen in die Fuhrung.


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4. DELEGATION

Als Fuhrungskrafte delegieren wir, soweit angemessen, Aufgaben und die damit verbundene Teilverantwortung an unsere ehren- und hauptamtlichen Mitarbeiter, wobei wir unsere Auftrage prazise und verstandlich zu formulieren und die zu erreichenden Ziele zu definieren haben.

5. INFORMATION DER MITARBEITER

Als Fuhrungskrafte sind wir uns bewuBt, daB die unserer Fuhrung anvertrauten Menschen sich nur dann mit unserer humanitaren Aufgabe identifizieren und in Erfullung ihrer Auftrage selbstandig handeln werden, wenn wir stets umfassend und sachbezogen informieren.

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6. KONFLIKTREGELUNG

Wir achten die unter unserer Fuhrung arbeitenden ehrenamtlichen Helfer und hauptamtlichen Mitarbeiter nach dem Grundsatz der Gleichwertigkeit. Im Falle von Auseinandersetzungen arbeiten wir die unterschiedlichen Standpunkte heraus, bewerten sie mit sachgerechter Kritik und fuhren sie einer sachlichen Verstandigung zu. Gebotene Kritik sollte offen, aber auch forderlich und aufbauend sein; sie darf nicht Lob und Dank ersetzen, die Vorrang haben sollten.


7. FORDERUNG DER MITARBEITER

Zu unserer Aufgabe als Fuhrungskrafte gehort auch die gezielte Auswahl sowie die systematische Qualifizierung unserer Helfer und Mitarbeiter im Rahmen unserer Personalentwicklung. So wie wir uns selbst zu eigener Fortbildung verpflichten, ermuntern wir sie zur Weiterentwicklung ihres Wissens und Konnens. Wir erkennen ihre Leistungen an und zeigen ihnen Perspektiven auf. Wir fordern Teamarbeit, Flexibilitat und Kreativitat sowie die Fahigkeit, uber die Grenzen der Aufgabenbereiche hinaus zu denken und zu handeln.